Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
15.	Income Taxes

The components of income before income tax are as follows:

Year ended December 31,	2013	2014	2015
PRC, excluding Hong Kong	$5,078	$812	$53
Hong Kong and other jurisdictions	(1,197)	(6,228)	(12,581)

	$3,881	$(5,416)	$(12,528)

The Company’s income is not subject to taxation in BVI under the current BVI law. Subsidiaries operating in Hong Kong and the PRC are subject to income taxes as described below. Under the current BVI law, NTHL is not subject to profit tax in the BVI. However, it may be subject to Hong Kong income taxes as described below if it has income earned in or derived from Hong Kong.

The provision for current income taxes of the subsidiaries operating in Hong Kong has been calculated by applying the rate of taxation of 16.5% for the years ended December 31, 2013, 2014 and 2015 to the estimated income earned in or derived from Hong Kong during the respective years, if applicable.

The provision for current income taxes of the subsidiaries operating in PRC has been calculated by applying the rate of taxation of 25% for the years ended December 31, 2013, 2014 and 2015.

Our subsidiary in Wuxi, China, is granted a 5-year tax benefit. According to the PRC tax regulation, “Guo Shui Fa (2007) No. 39” issued in 2007, Wuxi Zastron-Flex is entitled to full exemption for the first two years starting 2008 and 50% exemption for the following three years. Accordingly, from January 2013, Wuxi Zastron-Flex has one uniform tax rate of 25%.

The Company, which has subsidiaries that are tax resident in the PRC, will be subject to the PRC dividend withholding tax of 5%, commencing on January 1, 2008, when and if undistributed earnings are declared to be paid as dividends commencing on January 1, 2008 to the extent those dividends are paid out of profits that arose on or after January 1, 2008. For the years ended December 31, 2013, 2014 and 2015, there was no income tax expense for the 5% dividend withholding tax on the balance of distributable earnings that arose on or after January 1, 2008 within its PRC subsidiaries. In line with management’s decision to change the core business, management decided to retain the undistributed earnings in the PRC. As such, the deferred tax liabilities of $1,378 made in previous years have been reversed in 2013.

Uncertainties exist with respect to how the PRC’s current income tax law applies to the Company’s overall operations, and more specifically, with regard to tax residency status. The New Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for PRC income tax purposes if their place of effective management or control is within PRC. The Implementation Rules to the New Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and operations, personnel, accounting, properties, etc. occurs within the PRC. Additional guidance is expected to be released by the PRC government in the near future that may clarify how to apply this standard to taxpayers. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Company does not believe that its legal entities organized outside of the PRC should be treated as residents for the New Law’s purposes. If one or more of the Company’s legal entities organized outside of the PRC were characterized as PRC tax residents, the impact would adversely affect the Company’s results of operation.

The Company has made its assessment of each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions. Based on the evaluation by the Company, it is concluded that there are no significant uncertain tax positions requiring recognition in the consolidated financial statements. The Company classifies interest and/or penalties related to unrecognized tax benefits as a component of income tax provisions; however, during the years ended December 31, 2013, 2014 and 2015, there were no interest and penalties related to uncertain tax positions, and the Company had no material unrecognized tax benefit which would favorably affect the effective income tax rate in future periods. The Company does not anticipate any significant increases or decreases to its liability for unrecognized tax benefit within the next twelve months. Other than the audit by the Hong Kong tax authorities as described below, the tax positions for the years 2011 to 2015 may be subject to examination by the PRC and Hong Kong tax authorities.

Tax Disputes with Hong Kong Inland Revenue Department

Since the fourth quarter of 2007, several of our inactive subsidiaries have been involved in tax disputes relating to tax years 1996 and later years with the Inland Revenue Department of Hong Kong, or HKIRD, the income tax authority of the Hong Kong Government. These disputes are discussed sequentially below.

(1)	NTTC

(a) In October 2007, the HKIRD issued an assessment Determination against Nam Tai Trading Company Limited (“NTTC”), a limited liability company incorporated in Hong Kong and an indirect wholly-owned subsidiary of the Company. This assessment relates to four tax years from 1996/1997 to 1999/2000. The taxes assessed in this proceeding amount to approximately $2,900.

(b) In addition to the assessment Determination of October 2007, in May 2008, the HKIRD issued a writ against NTTC claiming taxes in the amount of approximately $3,000 for the taxable years from 1997/1998 to 2000/2001, partially overlapping the taxes against NTTC assessed by HKIRD in its assessment Determination of October 2007. Nam Tai’s defense was struck out by the District Court in Hong Kong. According to advice from Senior Counsel in Hong Kong, the Court of Appeal was unlikely to disturb the findings of the District Court. Therefore, NTTC decided not to pursue an appeal against the decision of the District Court.

(c) Furthermore, from May to November 2010, the HKIRD issued three separate writs against NTTC claiming taxes and interests on unpaid taxes, in the amount of approximately $900, $1,100 and $120 for the taxable years from 1996/1997 to 2003/2004, from 1996/1997, 1998/1999 and 1999/2000, and from 1996/1997 to 1999/2000, respectively. NTTC did not contest these proceedings, judgments were thus entered against NTTC.

(d) As a result of the proceedings stated in paragraphs (b) – (c) above, the HKIRD petitioned to the High Court of Hong Kong for a winding-up order against NTTC for the overdue judgment sums on June 10, 2011. The petition was heard in the High Court of Hong Kong on March 13, 2012 before Deputy High Court Judge Tam, S.C. The Court handed down the Judgment and made a winding-up order on June 4, 2012 against NTTC.

(e) NTTC is in liquidation and the Joint and Several Liquidators confirmed that all assets of NTTC have been taken over by the Joint and Several Receivers in January 2013. As the Company did not have a controlling financial interest on NTTC after it was taken over by the Joint and Several Receivers, so the financial statements of NTTC have not been included in the consolidated financial statements of the Company subsequent to the 2012 Form-20F, in accordance with the procedures set out in ASC 810-10-15-10.

(2)	NTGM

(a) The HKIRD has also made estimated assessments against Nam Tai Group Management Limited (“NTGM”), another wholly-owned subsidiary of Nam Tai, which has been inactive since 2005. This assessment, which relates to the tax years of 2001 and 2002, is in the amount of approximately $172, including interest allegedly due thereon. On December 17, 2008, the Hong Kong tax authorities issued a Writ of Summons through the District Court in Hong Kong claiming against NTGM the amount of $172 as taxes allegedly due and payable, together with interest, to the Hong Kong tax authorities for the fiscal years 2001 to 2002. NTGM filed its defense on January 29, 2009, but on February 17, 2009, HKIRD filed papers seeking to strike out NTGM’s defense. As NTGM’s defense was similar to the defense of NTTC and Senior Counsel had advised that NTTC’s defense was not arguable before the Court, NTGM accordingly agreed with HKIRD to allow Judgment to be entered against NTGM by consent.

(b) (i) On February 8, 2011, HKIRD issued a writ against NTGM claiming taxes in the amount of approximately $855 for the taxable years 2001/2002 to 2003/2004. NTGM filed a Defense to this action. The hearing of the action took place on September 6, 2011. The judgment was handed down on September 29, 2011 with the Defense being struck out and judgment was thus entered against NTGM.

(ii) The taxation process is completed. The total taxed costs as certified by the Registrar are approximately $5 plus post-judgment interest.

(c) NTGM has received demand letters from the HKIRD demanding payments of the judgment debts mentioned in paragraphs 2(a) and (b) above.

(d) On December 30, 2015, HKIRD issued a latest demand letter to NTGM demanding total payment of $1,098. NTGM is a limited liability company incorporated in Hong Kong. NTGM had a net deficit position as of December 31, 2015 and the Company has no funding obligation towards NTGM. As a result, the liability from the HKIRD demand letter has no impact on the Company. Therefore, the amount claimed by HKIRD was not recorded as a liability in the consolidated financial statements of the Company.

(3)	NTT

(a) On September 14, 2009, the HKIRD issued a writ against Nam Tai Telecom (Hong Kong) Company Limited (“NTT”), a dormant subsidiary of the Company, claiming taxes in the amount of approximately $337 for the taxable year 2002/2003. Judgment has been entered against NTT.

(b) (i) On February 17, 2011, HKIRD issued a writ against NTT claiming taxes in the amount of approximately $34 for the taxable year 2002/2003. NTT filed a Defense to this action. The hearing of this action was heard together with the case of NTGM as discussed in paragraph (2) (b) above on September 6, 2011. Similarly, the judgment was handed down on September 29, 2011 with the Defense being struck out and judgment was thus entered against NTT.

     (ii) The taxation process is completed. The total taxed costs as certified by the Registrar are approximately $5 plus post-judgment interest.

(c) NTT has received demand letters from the HKIRD demanding payments of judgment debts mentioned in paragraphs 3(a) and (b) above.

(d) On October 15, 2015, HKIRD issued a demand letter to NTT demanding total payment of $392. NTT is a limited liability company incorporated in Hong Kong. NTT had a net deficit position as of December 31, 2015 and the Company has no funding obligation towards NTT. As a result, the liability from the HKIRD demand letter has no impact on the Company. Therefore, the amount claimed by HKIRD was not recorded as a liability in the consolidated financial statements of the Company.

(4)	Expected Dispositions of Tax Disputes with Inactive or Dormant Subsidiaries

HKIRD has not accepted the explanations that it was necessary for these subsidiaries to perform their individual functions for the whole Nam Tai group and therefore the management fees paid by the Company by contract to support and finance all the necessary overhead expenses of these subsidiaries (not located in Hong Kong) to contribute to the operations representing the administration and finance departmental functions from Vancouver, Canada for the whole group under the corporate structure at that time were not regarded as necessary expenses by HKIRD.

Since it is believed that it will be difficult for these subsidiaries to continue cooperating with HKIRD in the future, if the Company discontinues financing these subsidiaries, they will be forced to liquidate in due course. As these subsidiaries do not conduct any operations and have been inactive or dormant for some time, and have either assets of limited book-value or no assets, Nam Tai believes that there should be no material impact from these proceeding on the Company’s financial condition, liquidity or results of operations. Accordingly, no provision has been made regarding these assessments in Nam Tai’s consolidated financial statements.

(5)	Notices of Alleged Personal Liability for Additional Taxes Against Former Directors and Officers for Signing NTTC’s Tax Returns

In addition to the legal cases against the inactive or dormant subsidiaries of the Company discussed above, in January 2011, the HKIRD issued two Notices of intention to assess additional taxes separately and personally against two former directors and officers of NTTC in the amounts of approximately $1,540 for the taxable years 1996/1997 and 1999/2000 and $667 for the taxable year 1997/1998 (“the Notices”). The taxable years involved in the controversy date from 18 years ago and initial advice received from the Company’s tax advisor is that it is very rare for tax authorities to seek to attach personal liability on directors in this situation. The two former directors and officers to whom the Notices have been directed signed the tax returns for and on behalf of NTTC and the HKIRD has by its Notices sought to hold them personally liable for additional taxes (by way of penalty) purportedly on the basis that the relevant tax returns of NTTC were incorrect and contained omissions and understatements in violation of the Inland Revenue Ordinance, the governing tax law of Hong Kong.

The Company and former directors deny that any of NTTC’s tax return filings were incorrect or contained omissions and understatements in violation of the Inland Revenue Ordinance and believe that no incorrect tax return was ever filed. On April 26, 2013, the Commissioner issued three Notices of Assessment and Demand for Additional Tax against the two former directors in the total amount of approximately $2,323 (the “Assessment Notices”), assessing one of them to additional tax by way of penalty in the sum of approximately $1,626 (approximately $826 in respect of the year 1996/1997 and approximately $800 in respect of the year 1999/2000) and assessing the other former director to additional tax by way of penalty in the sum of approximately $697 in respect of the year 1997/1998.

The two former directors lodged an appeal to the Board of Review of the HKIRD against the Assessment Notices (the “BOR Appeal”) on May 24, 2013.

On May 27, 2013, according to Company Indemnity Policy, the Company paid on behalf of the two former directors the additional tax as required under the Assessment Notices.

Since the Closing of the hearing of the Board of Review held on 6 March 2015, there have been no further developments.

Nam Tai maintains a Directors’ and Officers’ Liability Insurance for certain claims or liabilities that may arise by reason of the status or service of its directors and officers (“the Policy”). Nam Tai has informed the insurance carriers of the Policy about the HKIRD’s Notices against NTTC’s two former directors. So far, the insurance carriers have raised no objection to the Notices constituting a claim under the terms of the Policy and have reimbursed Nam Tai for the legal costs and other expenses incurred by Nam Tai for defending the Notices. After the Additional Assessment Notices had been issued, the Insurers were informed of the same. The Insurers refused to reimburse for the additional tax under the Additional Assessment Notices and the associated legal costs and expenses incurred in both the BOR Appeal and an appeal to the Court of Appeal of the HKIRD against the Assessment Notices (the “CA Appeal”). Therefore, NTP and the two former directors have commenced arbitration against the Insurers under the Policy on October 18, 2013 by issuing a Notice of Arbitration to claim for reimbursement of the additional tax and the legal costs and expenses of both the BOR Appeal and the CA Appeal. The insurers filed their Response to Notice of Arbitration on December 24, 2013. All arbitrators have been appointed and the Arbitration hearing was heard from July 20 to July 24, 2015. On December 28 2015, the Company has been updated by our external legal counsel that the Partial Final Award on Costs & Final Award on Interest have been granted. Furthermore, the Tribunal in the Partial award on cost held that Nam Tai has to pay for the respondents’ costs for the period from February 11, 2014 up to the date of the award. It is estimated the total costs of $1,032 has been accrued for the year of 2015. Nam Tai renewed a new Directors’ and Officers’ Liability Insurance Policy with its current insurer for the year 2015 and 2016.

Accordingly, no provision has been made regarding these assessments in Nam Tai’s consolidated financial statements.

The current and deferred components of the income tax expense appearing in the consolidated statements of income are as follows:

Year ended December 31,	2013	2014	2015
Current tax	$—	$—	$—
Deferred tax	1,378	—	—

	$1,378	$—	$—

The Company’s deferred tax assets and liabilities as of December 31, 2014 and 2015 are attributable to the following:

December 31,	2014	2015
Net operating losses	$10,125	$6,609
Property, plant and equipment	—	123

Total deferred tax assets	10,125	6,732
Less: valuation allowance	(10,125)	(6,732)

Deferred tax assets	—	—

Net deferred tax assets	$—	$—

Movement of valuation allowance:

December 31,	2013	2014	2015
At beginning of the year	$5,316	$5,960	$10,125
Current year addition (deduction)	644	4,165	(3,393)

At end of the year	$5,960	$10,125	$6,732

The valuation allowance as of December 31, 2013, 2014 and 2015 was related to deferred tax assets generated by net operating losses carried forward that, in the judgment of management, more likely than not will not be realized. In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income in which those temporary differences become deductible. During the year ended December 31, 2014, the movement of valuation allowance was $4,165 which included $307 from continuing operations and $3,858 from discontinued operations. During the year ended December 31, 2015, the movement of valuation allowance was $3,393 derived from the taxable profit of continuing operations.

As of December 31, 2013, 2014 and 2015 the Company had net operating losses of $23,285, $23,289 and $29,057, respectively, which may be carried forward indefinitely. As of December 31, 2015, the Company had net operating losses from continuing operations of $4,011, $3,813, $12,820 and $694, which will expire in the years ending December 31, 2016, 2017, 2019 and 2020, respectively.

A reconciliation of the income tax expense to the amount computed by applying the current tax rate to the income (loss) before income taxes in the consolidated statements of comprehensive income is as follows:

Year ended December 31,	2013	2014	2015
Income (loss) before income taxes	$3,881	$(5,416)	$(12,528)
PRC tax rate	25%	25%	25%
Tax loss (income tax expense) at PRC tax rate on income before income tax	$(970)	$1,354	$3,132
Effect of difference between Hong Kong and PRC tax rates applied to Hong Kong income	(487)	(694)	(478)
Change in valuation allowance	(644)	(307)	3,393
Reversal of deferred tax liability on withholding tax on undistributed profits of PRC subsidiaries	1,378	—	—
Tax benefit (expense) arising from items which are not assessable (deductible) for tax purposes:
Non-deductible and non-taxable items	1,850	(471)	(6,335)
Others	251	118	288

Income tax (expense) credit	$1,378	$—	$—

No income tax arose in the United States of America in any of the periods presented.